BRIDGE LOAN AGREEMENT


         THIS BRIDGE LOAN AGREEMENT (this "Agreement") is dated as of November 15, 1999, by and between CorVu Corporation (the "Company") and Calton, Inc. (the "Investor").

                                    RECITALS:

         WHEREAS, the Company is in the process of entering into a merger agreement with Minnesota American, Inc. (the "Reverse Merger") which is not expected to close until late December 1999; and

         WHEREAS, the Company needs cash prior to such expected closing of the Reverse Merger in order to be able to continue its planned investment in infrastructure and growth; and

         WHEREAS, the Company principal lender has indicated it is unwilling at this time to increase the Company's line of credit; and

         WHEREAS, Investor desires to lend funds to the Company on the terms and conditions set forth in this Agreement.

                                   AGREEMENT:

         Accordingly, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Loan/Promissory Note. Investor agrees to lend to the Company Two Hundred and Fifty Thousand Dollars ($250,000) and the Company agrees to deliver to the Investor a subordinated unsecured promissory note, in the form attached hereto as Exhibit A (the "Note"), in a like amount. The delivery of the Note shall be made concurrently with delivery of funds to the Company in the amount set forth above.

         2. Conversion of the Note.

                  (a) Automatic Conversion. To the extent the principal of the
         Note is outstanding on the closing of the Reverse Merger transaction, the entire principal outstanding on the Note and all accrued interest with respect to such principal shall be automatically converted into shares of common stock of the Company (or the surviving corporation pursuant to the Reverse Merger) at a price per share equal to Two Dollars and No Cents ($2.00), less any shares previously issued on partial conversion hereof pursuant to subsection (b) below, subject to adjustment pursuant to sections 4(e) and 4(f) of the Note.

                  (b) Election to Convert. Notwithstanding the provisions set forth above, Investor may at any time, at its option, by written notice (the "Conversion Notice") to the Company, elect to convert all or any part of the entire outstanding principal amount of the Note plus a pro rata share of the accrued interest on the then outstanding balance into common stock of the Company at a price per share equal to Two Dollars and No Cents ($2.00) per share.

                  (c) Delivery of Conversion Shares. The Common Stock issued on conversion of the Note (the "Conversion Shares") shall be delivered as follows:

                  As promptly as practicable after conversion, the Company shall deliver to Investor, or to such person or persons as are designated by Investor in the Conversion Notice, a certificate or certificates representing the number of shares of Common Stock into which the Note or portion thereof is to be converted in such name or names as are specified in the Conversion Notice, together with, in the case of conversion of the entire remaining principal balance hereof, any cash payable in respect of a fractional share.


                  In the event that less than the entire outstanding principal balance of the Note is converted hereunder, the Note shall not be surrendered for cancellation but shall have the fact and amount of conversion recorded on the face of the Note by writing acknowledged by Investor and the Company. If less than the entire principal balance of the Note is converted, the amount of principal converted shall be reduced to the nearest amount that results in no fractional shares.

                  (d) Reservation of Shares. The Company agrees that, during the period within which the Note may be converted, the Company will at all times have authorized and in reserve, and will keep available solely for delivery upon the conversion of the Note, common stock and other securities and properties as from time to time shall be receivable upon the conversion of the Note, free and clear of all restrictions on issuance, sale or transfer other than those imposed by law and free and clear of all pre-emptive rights. The Company agrees that the common stock represented by each and every Conversion Share delivered on the conversion of the Note shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and the Company will take all such action as may be necessary to assure that the stated value or par value per share of the common stock is at all times equal to or less than the Conversion Price.

         3. Warrants. In consideration of the loan, the Company shall issue to Investor, concurrently with delivery of the Note, stock purchase warrants, in the form attached hereto as Exhibit B (the "Warrant"), to purchase Two Hundred and Twenty-Five Thousand (225,000) shares of Company Common Stock at an exercise price of $.01 per share. If the Note is not paid when due, the number of shares purchasable under the Warrant shall increase by Twelve Thousand Five Hundred (12,500) shares, and further increase by an additional Twelve Thousand Five Hundred (12,500) shares for each 60-day period thereafter that the Note remains unpaid. The shares of Company Common Stock issuable upon exercise of the Warrant are referred to hereinafter as the "Warrant Shares."

         4. Repayment. All outstanding principal and accrued interest on the Note shall be due and payable 120 days after the date hereof; provided, however, that notwithstanding the foregoing, the entire principal outstanding on the Note and all accrued interest with respect to such principal shall be automatically converted into shares of common stock of the Company within three business days after the closing of the Reverse Merger transaction. The Note may be prepaid at any time without penalty.

         5. Use of Proceeds. The Company will use the proceeds of the loan solely for working capital and general corporate purposes.

         6. Subordination. The Note shall be subordinate to all senior debt of the Company as set forth in Section 6 of the Note.

         7. Restrictions on Transfer. The Note, the Warrant, and the Warrant Shares shall be subject to certain restrictions on transfer identified in the Note and the Warrant.

         8. Representations and Warranties of the Company. The Company represents and warrants as follows:

                  (a) This Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by an authorized officer of the Company, and is a valid and binding agreement on the part of the Company.

                  (b) All corporate action necessary to the authorization, issuance, and delivery of the Note, the Warrant, and the Warrant Shares has been taken on or prior to the date hereof.

                  (c) As of the date hereof, this Agreement, the Note, and the Warrant, taken as a whole, do not contain an untrue statement of a material fact or omit to state a material fact required in light of the circumstances under which such statements were made to be stated in such documents to make the statements in such documents, taken as a whole, not misleading.

         9. Representations and Warranties of the Investor. Investor represents and warrants to the Company as follows:

                  (a) This Agreement has been duly authorized by all necessary corporate or partnership action on behalf of Investor, has been duly executed and delivered by an authorized officer of Investor, and is a valid and binding agreement on the part of Investor.

                  (b) Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act of 1933 (the "Securities Act"), and was not formed for the purpose of making this investment. The Note and the Warrant are being purchased by Investor in Investor's name solely for Investor's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

                  (c) Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the prospective investment in the Note and Warrants and has the net worth to undertake such risks. Investor is in a financial position to hold the Note, the Warrant and the Warrant Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Investor's investment therein. Investor believes that the investment in the Note and Warrants is suitable for the Investor based upon Investor's investment objectives and financial needs.

                  (d) Investor realizes that (i) the purchase of the Note and the Warrant is a long-term investment, (ii) Investor must bear the economic risk of investment for an indefinite period of time because the Note, the Warrant, and the Warrant Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, none of such securities can be sold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) Investor may not be able to liquidate Investor's investment in the event of an emergency or pledge any of such securities as collateral for loans; and (iv) the transferability of such securities is restricted and legends will be placed on the Note and the Warrant and on any certificates representing the Warrant Shares referring to the applicable restrictions on transferability.

                  (e) Investor has been given access to full and complete information regarding the Company and has utilized such access to Investor's satisfaction for the purpose of obtaining information concerning the Company and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided to Investor.

                  (f) Investor is not subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended (Note: You are subject to backup withholding if (i) you fail to furnish your Social Security number or taxpayer identification number herein; (ii) the Internal Revenue Service notifies the Company that You furnished an incorrect Social Security number or taxpayer identification number; (iii) you are notified that you are subject to backup withholding; or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

                  (g) Investor does not own voting securities of any brokerage firm. No director, officer, partner or 5% owner of Investor is also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm.

         10. Registration Rights.

                  (a) Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities by it (other than a registration statement on Forms S-4 and S-8, or successors thereto), the Company will give written notice of its determination to Investor. Upon the written request of Investor given within 30 days after the date of mailing of any such notice from the Company, the Company will, except as herein provided, cause all the Conversion Shares and the Warrant Shares issued and to be issued upon exercise of the Warrants requested by Investor to be registered, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by Investor of the Conversion Shares and the Warrant Shares to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any such registration shall be underwritten in whole or in part, the Company may require that the shares requested for inclusion by Investor pursuant to this paragraph (a) be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the shares originally covered by a request for registration made by Investor would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares owned by Investor and otherwise to be included in the underwritten public offering may be reduced; provided, however, that any such required reduction shall be pro rata among all persons (other than the Company) who are participating in such offering. Those shares which are thus excluded from such underwritten public offering shall be withheld from the market by Investor for a period, not to exceed 180 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

                   (b) With respect to each inclusion of securities in a registration statement pursuant to this Section 10, the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling holders, underwriting discounts and commissions, and transfer taxes for selling holders and any other expenses relating to the sale of securities by the selling holders not expressly included above shall be borne by the selling holders.

                  (c) The Company shall indemnify Investor, its officers and directors and each person, if any, who controls Investor within the meaning of Section 15 of the Securities Act against all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus (and as amended or supplemented) relating to such registration, or caused by any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made, unless such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company expressly for use therein by Investor.

                  (d) Investor shall indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus (and as amended or supplemented) relating to such registration, or caused by any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made, provided that this paragraph
         (d) shall apply only to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company expressly for use therein by the Investor.

                  (e) The registration rights provided in this section shall apply to the Conversion Shares and the Warrant Shares of the surviving company received by the Investor as a result of the terms of the Reverse Merger.

         11. Other.

                  (a) This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by any party without the prior written consent of the other party, and neither this Agreement nor any provision hereof may be amended, modified, waived or discharged without the written consent of the party against whom enforcement of such amendment, modification, waiver, or discharge is sought.

                  (b) This Agreement, including the exhibits attached hereto, constitutes the entire agreement of the parties relative to the subject matter hereof and supersedes any and all other agreements and understandings, whether written or oral, relative to the matters discussed herein.

                  (c) This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota, except for its rules relating to conflicts of law.

                  (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (e) The Company agrees to reimburse Investor for up to $2,500 of fees or expenses incurred by Investor in connection with this Agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date set forth above.

                                     CORVU CORPORATION

                                     By:

                                     Its:

                                     CALTON, INC.

                                     By:

                                     Its:

                                     Address: ________________

                                     Tax I.D. No.:  ________________

                                                                      EXHIBIT A


THIS NOTE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE REOFFERED, SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) REGISTRATION UNDER SUCH ACT OR LAWS OR (2) AN OPINION OF COUNSEL FOR THE COMPANY OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

               SUBORDINATED UNSECURED CONVERTIBLE PROMISSORY NOTE


$250,000                                                 Minneapolis, Minnesota
                                                              November 15, 1999

FOR VALUE RECEIVED, the undersigned, CorVu Corporation, a Minnesota corporation (the "Company"), promises to pay to Calton, Inc., or its permitted successors and assigns ("Holder"), at Holder's address set forth in the Loan Agreement (as defined below), or such other place as Holder may designate in writing from time to time, the principal sum of Two Hundred and Fifty Thousand Dollars ($250,000), in lawful money of the United States, together with simple interest from the date hereof on the unpaid principal balance outstanding from time to time at the rate of ten percent (10%) per year (calculated on the basis of the actual number of days elapsed and a 360-day year). The entire unpaid principal balance on this Note and accrued interest thereon shall be due and payable on 120 days from the date first above written, unless converted prior thereto pursuant to the terms hereof.

         1. Bridge Loan Agreement. This Note has been issued pursuant to the terms and provisions of the Bridge Loan Agreement (the "Loan Agreement"), dated as of __________________, between the Company and Holder, and this Note and Holder are entitled to all the benefits provided for in the Loan Agreement.

         2. Prepayment. This Note may be prepaid at any time without penalty.

         3. Unsecured Note. This Note is unsecured and the Company and Holder agree that this Note shall not be secured at any time in the future by a grant of a security interest in any assets of the Company, whether or not those assets are owned by the Company at this time or acquired by the Company on a date subsequent to the date hereof. The provisions of this Section 3 are designed for the benefit of the third party senior creditors as well as the Company and Holder.

         4. Conversion of this Note.

                  (a) Automatic Conversion. To the extent the principal of this
         Note is outstanding on the closing of the Reverse Merger transaction, the entire principal outstanding on this Note and all accrued interest with respect to such principal shall be automatically converted into shares of common stock of the Company or the surviving corporation pursuant to the Reverse Merger at a price per share equal to Two Dollars and No Cents ($2.00), less any shares previously issued on partial conversion hereof pursuant to subsection (b) below, subject to the adjustment pursuant to sections 4(e) and 4(f) of the Note.

                  (b) Election to Convert. Notwithstanding the provisions set forth above, Investor may at any time, at its option, by written notice (the "Conversion Notice") to the Company, elect to convert all or any part of the entire outstanding principal amount of this Note plus a pro rata share of the accrued interest on the then outstanding balance into common stock of the Company at a price per share equal to Two Dollars and No Cents ($2.00) per share.

                  (c) Delivery of Conversion Shares. The Common Stock issued on conversion of this Note (the "Conversion Shares") shall be delivered as follows:

                  As promptly as practicable after conversion, the Company shall deliver to Investor, or to such person or persons as are designated by Investor in the Conversion Notice, a certificate or certificates representing the number of shares of Common Stock into which this Note or portion thereof is to be converted in such name or names as are specified in the Conversion Notice, together with, in the case of conversion of the entire remaining principal balance hereof, any cash payable in respect of a fractional share.


                  In the event that less than the entire outstanding principal balance of this Note is converted hereunder, this Note shall not be surrendered for cancellation but shall have the fact and amount of conversion recorded on the face of this Note by writing acknowledged by Investor and the Company. If less than the entire principal balance of this Note is converted, the amount of principal converted shall be reduced to the nearest amount that results in no fractional shares.

                  (d) Reservation of Shares. The Company agrees that, during the period within which this Note may be converted, the Company will at all times have authorized and in reserve, and will keep available solely for delivery upon the conversion of this Note, common stock and other securities and properties as from time to time shall be receivable upon the conversion of this Note, free and clear of all restrictions on issuance, sale or transfer other than those imposed by law and free and clear of all pre-emptive rights. The Company agrees that the common stock represented by each and every Conversion Share delivered on the conversion of this Note shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and the Company will take all such action as may be necessary to assure that the stated value or par value per share of the common stock is at all times equal to or less than the Conversion Price.

                  (e) Protection Against Dilution. In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, such successor, leasing or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon conversion of this Note solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock for which this Note might have been converted immediately prior to such consolidation, merger, sale, lease or conveyance, (ii) make effective provision in its articles of association or otherwise, if necessary, in order to effect such agreement, and (iii) set aside or reserve, for the benefit of the Holder, the stock, securities, property and cash to which the Holder would be entitled upon conversion of this Note.

                  (f) Additional Protection Against Dilution. If the Company (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock; (ii) subdivides its outstanding shares of Common Stock into a greater number of shares; (iii) combines its outstanding shares of Common Stock into a smaller number of shares; (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or (v) issues by reclassification of its Common Stock any shares of its capital stock; then the conversion privilege and the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of this Note shall, upon conversion, receive the number of shares of capital stock which such holder would have owned immediately following such action if the Holder had converted the Note immediately prior to such action. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         5. Notification of Reverse Merger. The Company shall notify Holder of the anticipated closing of the Reverse Merger at least three (3) business days prior to the date thereof.

         6. Subordination. The indebtedness evidenced by this Note is and shall remain subordinate in right of payment to all Senior Debt to the extent and in the manner hereinafter set forth. "Senior Debt" shall mean the principal and interest on indebtedness of the Company to financial institutions for borrowed money (other than the indebtedness evidenced by this Note), and for purchase money loans secured by real estate or personal property used in connection with the business of the Company, whether created, incurred or assumed before or after the date hereof, except such as by its terms is expressly not superior in right of payment of this Note, and renewals, extensions and refundings of any such indebtedness. The subordination provisions contained in this Section 6 are expressly and only for the benefit of third party senior creditors of the Company and shall in no way limit the rights or remedies of Holder against the Company.

No payment of principal or interest on this Note shall be made if the Company is in default or breach, or such payment would result in a default or breach, with respect to any Senior Debt. For purposes of this paragraph, default or breach with respect to any Senior Debt shall refer to a failure of the Company (i) to pay in full when due the principal of or interest or premium on any such Senior Debt, or any portion thereof, according to its terms, or (ii) to be in compliance with any covenant in any loan agreement, security agreement or related agreement between the Company and the holder of such Senior Debt. Upon any distribution of assets of the Company, upon dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of the Company, or otherwise, Senior Debt shall first be paid in full, or provision made for such payment in cash, before any payment is made on account of the principal of or interest on this Note. In such events, upon payment in full of all Senior Debt, Holder shall be subrogated ratably to all rights of such Senior Debtors to receive payments or distributions of the assets of the Company applicable to such Senior Debt until the principal of and interest on this Note shall be paid in full. If Holder receives any payment on the indebtedness owed to it by the Company as evidenced by this Note that Holder is not entitled to receive under the provisions of this Note, Holder will hold the amount so received in trust for the third party senior creditors and will turn over such payment to the third party senior creditors in the form received (except for the endorsement of Holder where necessary) for application to the then-existing Senior Debt, whether or not due. If Holder exercises any right of setoff which Holder is not permitted to exercise under the provisions of this Note, Holder will promptly pay over to the third party senior creditors, in immediately available funds, an amount equal to the amount of the claims or obligations offset.

Notwithstanding the foregoing, payment of principal and interest on this Note shall not be subordinated to the prior payment of such Senior Debt as to all amounts which actually are paid by the Company under this Note if the Company is not in default or breach with respect to any Senior Debt at the time or times such payment or payments are made.

         7. Default. "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default. An "Event of Default" occurs if:

                  (a) the Company fails to make any payment on this Note when the same becomes due and payable, and such default continues for a period of 15 days;

                  (b) the Company defaults in the payment of interest or principal on any Senior Debt and such Senior Debt shall, as a result thereof, have been accelerated (or comparable event shall have occurred) so that the same shall have become due and payable prior to the date on which the same would otherwise have become due and payable and such acceleration has been in effect without rescission or annulment for a period of 30 days; provided, however, that if such default in the payment of interest or principal on any Senior Debt shall be remedied or cured by the Company or waived by the holders of such Senior Debt, or if such acceleration shall have been rescinded or annulled by the holders of such Senior Debt, then, unless this Note shall have been accelerated as provided in this Note, the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of the Holder.

                  (c) proceedings under any bankruptcy or insolvency law or other law for the reorganization, arrangement, composition or similar relief or aid of debtors or creditors are commenced and such proceeding remain undismissed and unstayed for a period of 60 days following notice to the Company by the Holder.

                  (d) the Company is in material breach of any provision of this Note, which breach continues for more than 15 days following notice to the Company by the Holder.

If an Event of Default occurs and is continuing, the principal of and interest on this Note shall become and be immediately due and payable without any declaration or other act on the part of Holder.

Holder may waive an existing Default or Event of Default and its consequences. When a Default or Event of Default is waived, it is cured and ceases.

         8. Expenses of Enforcement. The Company agrees to reimburse Holder upon demand for all reasonable out-of-pocket expenses, including reasonable attorneys' fees, in connection with Holder's enforcement of the Company's obligations hereunder.

         9. Investment Intent. Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Note of Holder's intention to do so, describing briefly the manner of any proposed transfer of this Note. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel for the Company. If, in the opinion of such counsel, the proposed transfer of this Note may be effected without registration or qualification (under any federal or state law) of this Note, the Company, as promptly as practicable, shall notify Holder of such opinion, whereupon Holder shall be entitled to transfer this Note, all in accordance with the terms of the notice delivered by Holder to the Company, provided that an appropriate legend in substantially the form set forth at the end of this Note respecting the foregoing restrictions on transfer and disposition may be endorsed on this Note.

         10. Notices. All demands and notices to be given hereunder shall be delivered or sent by certified mail, return receipt requested; in the case of the Company, addressed to its corporate headquarters in Edina, Minnesota, and in the case of Holder, addressed to the address written above, in either case, until a new address shall have been substituted by like notice.

         11. Amendment. Neither this Note nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         IN WITNESS WHEREOF, Company has caused this Note to be executed on its behalf by its duly authorized officer on the day and year first above written.

                                            CORVU CORPORATION


                                            By:
                                            Its:

                                                                      EXHIBIT B


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHEWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITY OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THIS SECURITY (CONCURRED TO BY COUNSEL FOR THE COMPANY) STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR DISTRIBUTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECUERITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS.

                                     WARRANT
                                       FOR
                             SHARES OF COMMON STYOCK
                                       OF
                                CORVU CORPORATION

         FOR VALUE RECEIVED, Calton, Inc. or its successors or assigns ("Holder"), is hereby entitled to subscribe for and purchase from CorVu Corporation, a Minnesota corporation (the "Company"), up to Two Hundred and Twenty-Five Thousand (225,000) fully paid and non assessable shares (the "Warrant Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock") at an exercise price per share equal to $.01 per share (the "Warrant Exercise Price").

         This warrant may be exercised by Investor at any time prior to five year anniversary of the date hereof.

         This warrant is subject to the following provisions, terms and conditions:

         1. (a) The rights represented by this warrant may be exercised by Holder, in whole or in part, by written notice of exercise substantially in the form attached hereto delivered to the company at least twenty (20) days prior to the intended date of exercise and by the surrender of this warrant (properly endorsed if required) at the principal office of the Company and upon Holder's payment to the Company by cash, certified check or bank draft of the purchase price for such shares or by exercise of the Conversion Right as provided in (b) below. The Warrant Shares so purchased shall be deemed to be issued as the close of business on the date on which this warrant has been exercised by payment to the Company of the Warrant Exercise Price, unless the Conversion Right has been exercised. Certificates for the shares of stock so purchased, bearing the restrictive legend set forth at the end of this warrant, shall be delivered to the holder within fifteen (15) days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of Warrant Shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the Holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.

                  (b) In lieu of payment, the rights represented by this warrant may also be exercised by a written notice of exercise specifying that Holder wishes to convert all of this warrant (the "Conversion Right") into that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the shares subject to the warrant (determined by subtracting the aggregate warrant exercise price in effect immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the shares of Common Stock issuable upon exercise of this warrant immediately prior to the exercise of the Conversion Right) by (y) the fair market value of one share of Common Stock immediately prior to the exercise of the Conversion Right. For purposes of this section 1(b), the fair market value of a share of Common Stock as of a particular date (the "Determination Date") shall; mean:

                           (i) If the company's Common Stock is traded on an exchange or is quoted on the Nasdaq Stock Market, then the closing or last sale price, respectively, reported for the business day immediately preceding the Determination Date.

                           (ii) If the company's Common Stock is not traded on an exchange or on the Nasdaq Stock Market, then the mean of the closing high bid and low asked prices reported for the business day immediately preceding the Determination Date.

         2. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. The Company further covenants and agrees that during the period within which the rights represented by this warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this warrant.

         3. The Warrant Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 3.

                  (a) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its common Stock are combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such share.

                  (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to Holder if it had exercised this warrant and had received such shares of Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to Holder at the last address of Holder appearing on the books of the Company, the obligation to deliver to Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, Holder may be entitled to purchase.

                  (c) Upon each adjustment of the Warrant Exercise Price, Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

                  (d) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (e) This Warrant is issued in connection with a certain Bridge Loan Agreement between the Company and the Holder and a Subordinated Unsecured Promissory Note made by the company in favor of Holder, each dated as of the date hereof. In addition to the foregoing adjustments, if the Company fails to pay such Subordinated Unsecured Promissory Note when due, the number of shares of Common Stock which Holder shall be entitled to purchase under this Warrant shall be increased by 12,500, and further increase by an additional 12,500 shares for each 60-0day period thereafter that such Subordinated Unsecured Promissory Note remains unpaid. Any adjustment pursuant to this subjection (e) shall not affect the Warrant Exercise Price.

         4. This Warrant shall not entitle Holder to any voting rights or other rights as a shareholder of the Company.

         5. Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this warrant or transferring any Warrant Shares of Holder's intention to do so, describing briefly the manner of any proposed transfer of this warrant or such Warrant Shares. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel for the Company. If, in the opinion of such counsel, the proposed transfer of this warrant or disposition of Warrant Shares may be effected without registration or qualification (under any federal or state law) of this warrant or the Warrant Shares, the Company, as promptly as practicable, shall notify Holder of such opinion, whereupon Holder shall be entitled to transfer this warrant or such Warrant Shares, all in accordance with the terms of the notice delivered by Holder to the Company, provided that an appropriate legend in substantially the form set forth at the end of this warrant respecting the foregoing restrictions on transfer and disposition may be endorsed on this warrant or the certificates for such Warrant Shares.

         6. Subject to the provision of Section 5, this warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by Holder in person or by duly authorized attorney, upon surrender of this warrant properly endorsed to any person or entity who represents in writing that he/it is acquiring the warrant for investment and without any view to the sale or other distribution thereof. Holder, by taking or holding this warrant, consents and agrees that the bearer of this warrant, when endorsed, may be treated by the Company and all other persons dealing with this warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

         7. Neither this warrant nor any term hereof my be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver discharge or termination is sought.

         8. Section 10 of the Bride Loan Agreement, dated as of the date hereof, between the Company and Holder contains certain registration rights applicable to the Warrant Shares.

         IN WITNESS WHEREOF, the Company has caused this warrant to be signed and delivered by a duly authorized officer as of the 15th day of November, 1999.


                                      CORVU CORPORATION



                                      By:
                                      Its: